UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange at of 1934

Date of Report (Date of earliest event reported): January 7, 2003

                                  Concero Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                  000-22327                 74-279604
  (State or other jurisdiction       (Commission             (I.R.S. Employer
        of incorporation)            File Number)           Identification No.)

   6300 Bridgepoint Parkway
     Building 1, Suite 100
         Austin, Texas
     (Address of principal                                        78730
      executive offices)                                        (Zip Code)

Registrant's telephone number, including area code: (512) 343-6581

ITEM 5. OTHER EVENTS

The special meeting of the stockholders of Concero originally scheduled for December 30, 2002 and adjourned until January 7, 2003 for the purpose of considering action on a Plan of Complete Liquidation, Dissolution and Distribution has been adjourned until a later date to permit Concero's Board of Directors to consider a potential transaction alternative to the dissolution of the company. The special meeting has been adjourned until Tuesday, January 14, 2003 at 9:00 a.m., local time, at the offices of Brobeck, Phleger & Harrison LLP at 4801 Plaza on the Lake, Austin, Texas 78746.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

         CONCERO INC.

         Dated: January 7, 2003


         By:     /s/ KEVIN KURTZMAN
            ----------------------------------
               Kevin Kurtzman
               Chief Executive Officer


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